Exhibit 99.2

Supplemental Operating and Financial Data
for the Quarter ended March 31, 2003

www.trz.com

This Supplemental Operating and Financial Data is not an offer to sell or solicitation to buy any securities of the Company and should be read in conjunction with the financial statements and related notes of the Company and all of the public filings of the Company with the Securities and Exchange Commission. Any offers to sell or solicitations of the Company shall be made by means of a prospectus.

Investor Information
Financial Highlights
Segmented Financial Information
Balance Sheet Information
Same-Property Performance
Unconsolidated Real Estate JV Financial Information
Office Portfolio Analysis
Property Listing
Mortgage Debt and Other Loans
2003 Acquisition/Disposition Summary
FFO Definition and Reconciliation
Straight Line Rent Summary
Financial Information
EX-99.1 EARNINGS PRESS RELEASE DATED MAY 8, 2003
EX-99.2 SUPPLEMENTAL OPERATING AND FINANCIAL DATA

First Quarter 2003

Trizec Properties, Inc., a real estate investment trust (REIT), is one of North America’s largest owners of commercial office properties. The Company has ownership interests in and manages a high-quality portfolio of 69 office properties totaling approximately 48 million square feet concentrated in the metropolitan areas of seven major U.S. cities. Trizec also has interests in two retail/entertainment properties. The Company trades on the New York Stock Exchange under the symbol TRZ. For more information, visit Trizec’s web site at www.trz.com.

Page

Investor Information	1
Financial Highlights	2
Segmented Financial Information	3
Balance Sheet Information	4
Same-Property Performance	5
Unconsolidated Real Estate JV Information	6-7
Office Portfolio Analysis	8-13
Property Listing	14-15
Mortgage Debt and Other Loans	16-17
2003 Acquisition/Disposition Summary	18
Appendix:
A) FFO Definition / Reconciliation	19
B) Straight Line Rent Summary	20
C) Financial Information	21

This report contains forward-looking statements relating to the business and financial outlook of Trizec Properties, Inc., which are based on our current expectations, estimates, forecasts and projections and are not guarantees of future performance. Actual results may differ materially from those expressed in these forward-looking statements and you should not place undue reliance on any such statements. A number of important factors could cause actual results to differ materially from the forward-looking statements indicated in this report. Such factors include those described in more detail in the Risk Factors section our Form 10-K for the year ended December 31, 2002 filed with the SEC on March 27, 2003. Forward-looking statements in this report speak only as of the date on which such statements are made and we undertake no obligation to update any such statements that become untrue because of subsequent events. We claim the safe harbor protection for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

Investor Information

First Quarter 2003

Corporate Office:
Trizec Properties, Inc.	Tel: (312) 798-6000
Sears Tower	Fax: (312) 466-0185
233 South Wacker, Suite 4600
Chicago, Illinois	Web site: www.trz.com
60606	E-mail: investor.relations@trz.com
Selected Corporate Officers:
Peter Munk	Chairman
Timothy Callahan	President and Chief Executive Officer
Casey Wold	Chief Operating Officer
Research Coverage:
Banc of America Securities	Lee Schalop	(212) 847-5677
Goldman Sachs	David Kostin	(212) 902-6781
Green Street Advisors	Jim Sullivan	(949) 640-8780
Lehman Brothers	David Shulman / Stuart Axelrod	(212) 526-3413/3410
Merrill Lynch	Steve Sakwa / Brian Legg	(212) 449-0335/1153
Morgan Stanley Dean Witter	Greg Whyte	(212) 761-6331
Salomon Smith Barney	Jonathan Litt / Gary Boston	(212) 816-0231/1383
Wachovia Securities	Christopher Haley / Don Fandetti	(443) 263-6773/6537
BMO Nesbitt Burns	Ron Rimer / Shant Poladian	(416) 359-4238/6441
CIBC World Markets	Rossa O'Reilly / Nelson Mah	(416) 594-7296/8179
Griffiths McBurney	Anoop Prihar	(416) 943-6127
National Bank Financial	Michael Smith / Jimmy Shan	(416) 869-8022/8025
Raymond James	Harry Rannala / Gail Mifsud	(416) 777-7042/7084
RBC Capital Markets	Neil Downey	(416) 842-7835
TD Newcrest	Sam Damiani / Brad Cutsey	(416) 983-9640/4767

Stock Exchange Listing:	NYSE
Trading Symbol:	TRZ
Index Listings:	Morgan Stanley REIT Index
Wilshire REIT Index

Dividend per share:

	Amount	Declared	Record	Paid

Q1-03:	$0.20	18-Mar	31-Mar	15-Apr

Shares outstanding:	150,029,664
Total Market Cap ($ mil.):	$ 4,455

Share Activity* (NYSE):
Source: Bloomberg

					12 Months
					Ended
	Q2-02	Q3-02	Q4-02	Q1-03	3/31/2003

Share Prices:
High	17.29	16.81	11.35	10.05	17.29
Low	16.04	10.60	8.60	8.11	8.11
Close	16.86	11.35	9.39	8.50	8.50
Avg. Daily Vol. (000’s):	461	383	229	195	317

*	Represents TZH through May 7, 2002, and TRZ thereafter.

Investor Relations:	Dennis C. Fabro	Trustee:	Mellon Investor Services LLC
	Senior Vice President, Investor Relations		85 Challenger Road
	1114 Avenue of the Americas, 31st Floor		Ridgefield Park, NJ 07660
	New York, NY 10036		Toll Free: (800) 852-0037
	Tel: (212) 382-9366 Fax: (212) 382-9359		e-mail: shrrelations@melloninvestor.com
E-mail: dennis.fabro@trz.com

Financial Highlights

($ 000’s, except per share amounts)

	Three Months Ended

	31-Mar-03	31-Mar-02		% Change

Total Revenues	$229,671	$230,247		0%
Less: Interest income	(1,786)	(2,671)		-33%

Property Revenues	$227,885	$227,576		0%

Operating Expenses	77,136	73,384		5%
Property Taxes	26,042	25,218		3%

Property Expenses	$103,178	$98,602		5%

Consolidated Property Revenues Less Property Expenses	$124,707	$128,974		-3%
Pro-Rata share of Property Revenues Less Property Expenses from Unconsolidated Joint Ventures	16,449	13,349		23%
Pro-Rata share of Property Revenues Less Property Expenses from Discontinued Operations	3,984	4,193		-5%

Total Property Revenues Less Property Expenses	$145,140	$146,516		-1%

Net Income Available to Common Shareholders	$58,103	$45,582		27%

Net Income Available To Common Shareholders per share
Basic	$0.39	$0.30		29%

Diluted	$0.39	$0.30		29%

Funds from Operations Available to Common Shareholders (FFO)[1]	$80,479	$88,878		-9%

FFO per share
Basic	$0.54	$0.59		-9%

Diluted	$0.54	$0.59		-9%

Weighted Average Common Shares Outstanding:
Basic	149,785,046	149,849,246	[2]

Diluted	149,809,100	151,365,979	[2]

(1)	FFO is a non-GAAP financial measure. See Appendix A for a reconciliation of FFO to net income available to common shareholders, the most directly comparable GAAP measure.

(2)	Based on common stock and common stock equivalents issued on May 8, 2002 in connection with the reorganization to represent periods prior to such date.

Segmented Financial Information

($ 000’s)	(Includes Trizec’s pro rata share of unconsolidated real estate joint ventures and discontinued operations)

	Three Months Ended

								Secondary	Total
	Atlanta	Chicago	Dallas	Houston	Los Angeles	New York	Washington, D.C.	Markets	Office	Retail	Total

March 31, 2003
Property revenues	$21,812	17,627	22,750	30,717	16,020	51,020	31,085	51,871	242,902	20,404	$263,306
Property expenses	(8,846)	(8,335)	(12,908)	(13,853)	(6,934)	(20,570)	(11,449)	(22,321)	(105,216)	(12,950)	(118,166)

Property revenues less property expenses	$12,966	9,292	9,842	16,864	9,086	30,450	19,636	29,550	137,686	7,454	$145,140

March 31, 2002
Property revenues	$20,807	16,897	24,513	30,675	11,322	49,220	32,818	50,519	236,771	24,318	$261,089
Property expenses	(8,020)	(7,426)	(13,146)	(13,264)	(4,667)	(18,977)	(11,866)	(23,192)	(100,558)	(14,015)	(114,573)

Property revenues less property expenses	$12,787	9,471	11,367	17,411	6,655	30,243	20,952	27,327	136,213	10,303	$146,516

Balance Sheet Information

First Quarter 2003

Real Estate

($ 000’s — As at March 31, 2003)

	Office	Retail	Total

Incl. pro rata share of unconsolidated real estate joint ventures
Rental properties	$5,303,111	415,285	$5,718,396
Properties held for development	71,057	7,159	78,216
Accumulated Depreciation	(636,737)	(12,091)	(648,828)

Total real estate	$4,737,431	410,353	$5,147,784

Held for the long-term	$4,670,225	410,353	$5,080,578
Held for disposition	67,206	—	67,206

Total real estate	$4,737,431	410,353	$5,147,784

Excl. pro rata share of unconsolidated real estate joint ventures
Rental properties	$4,867,611	339,714	$5,207,325
Properties held for development	36,666	—	36,666
Accumulated Depreciation	(577,611)	(10,658)	(588,269)

Total real estate	$4,326,666	329,056	$4,655,722

Held for the long-term	$4,259,460	329,056	$4,588,516
Held for disposition	67,206	—	67,206

Total real estate	$4,326,666	329,056	$4,655,722

Rental Properties[1]	Net Book Value

Held for the long-term	$5,013,923
Held for disposition
Esperante Office Building	$38,996
151 Front St.	16,649

$55,645

Total Rental Properties	$5,069,568

Properties Held for Development[1]
Held for the long-term
Waterview	$34,286
Other	32,369

$66,655
Held for disposition
151 Front St. (Skywalk)	$11,561

$11,561

Total Properties Held for Development	$78,216

Other Assets and Investments 2

($000’s — As at March 31, 2003)
Cash and cash equivalents	$43,295
Escrows and restricted cash	62,868
Investment in unconsolidated real estate jv’s	221,970
Investment in Sears Tower	23,600
Office tenant receivables	22,191
Other receivables	29,378
Deferred rent receivables, net	136,202
Deferred charges, net	131,989
Prepaid expenses and other assets	84,389

Total Other Assets	$755,882

Other Liabilities 2

($000’s — As at March 31, 2003)
Trade, construction and tenant improvements payables	$49,602
Accrued interest expense	17,449
Accrued operating expenses and property taxes	68,762
Other accrued liabilities	101,778
Dividends payable	30,789
Taxes payable	61,133

Total Other Liabilities	$329,513

(1)	Includes Trizec’s pro rata share of unconsolidated real estate joint venture assets

(2)	Excludes Trizec’s pro rata share of unconsolidated real estate joint venture assets

Same-Property Performance

First Quarter 2003

Same-Property Revenues Less Expenses 1

($ 000’s)

	Three Months Ended
	31-Mar

			Change

	2003	2002	$	%

Including impact of straight-line rent
Property revenues excl. termination fees	$216,895	220,829	(3,934)	-1.8%
Property expenses	(97,923)	(95,668)	(2,255)	2.4%

Property revenues excl. termination fees less property expenses	$118,972	125,161	(6,189)	-4.9%

Excluding impact of straight-line rent
Property revenues excl. termination fees and impact of straight-line rent	$209,505	214,014	(4,509)	-2.1%
Property expenses	(97,253)	(95,472)	(1,781)	1.9%

Property revenues excl. termination fees and impact of straight-line rent less property expenses	$112,252	118,542	(6,290)	-5.3%

Same-Property Occupancy 1

	Mar. 31

	2003	2002	Change

Period End	87.1%	90.0%	-2.9%
Average — Qtr	87.9%	91.7%	-3.8%

No. of properties represented: 66

(1)	Including Trizec’s pro rata share of unconsolidated real estate joint ventures.

Unconsolidated Real Estate JV Financial Information

First Quarter 2003

Unconsolidated Real Estate Joint Venture Assets

(As at March 31, 2003)

	Property	Location	Ownership	Occupancy (1)	Total Area	Owned Area

1.	Bank One Center	Dallas, TX	50%	85.9%	1,531,000	765,000
2.	Kellogg Brown & Root Tower	Houston, TX	50%	93.8%	1,048,000	524,000
3.	Marina Towers	Los Angeles, CA	50%	85.5%	381,000	191,000
4.	The Grace Building	New York, NY	50%	99.7%	1,518,000	758,000
5.	1411 Broadway	New York, NY	50%	98.8%	1,151,000	574,000
6.	1460 Broadway	New York, NY	50%	100.0%	215,000	107,000
7.	Waterview Land	Arlington, VA	80%	na	na	na
8.	Hollywood & Highland Hotel	Los Angeles, CA	91%	na	na	na
9.	Woodbridge Land	Woodbridge, VA	90%	na	na	na

				93.9%	5,844,000	2,919,000

(1)	Based on owned area

Statement of Operations

($ 000’s)
	Three Months Ended 31-Mar-03

	100%	TRZ [2]

Revenues
Property Revenues	$54,691	$29,897
Interest Income	197	118

Total Revenue	$54,888	$30,015

Expenses
Property Expenses	23,409	13,448
Interest	9,910	5,588
Depreciation and Amortization	6,886	4,034

Total Expenses	$40,205	$23,070

Gain on early debt retirement[3]	4,125	2,750
Gain on disposition of real estate[3]	611	231

Net Income	$19,419	$9,926

Property Revenues Less Property Expenses	$31,282	$16,449

(2)	Represents Trizec’s pro rata share of unconsolidated real estate joint ventures

(3)	Due to sale of New Center One.

Unconsolidated Real Estate JV Financial Information

First Quarter 2003

Balance Sheets

($ 000’s - As at March 31, 2003)
	100%	TRZ[1]

Assets
Real estate, net	$709,854	$491,708
Other assets
Cash & restricted cash	62,207	32,120
Deferred rent receivables, net	43,797	21,864
Deferred charges, net	29,216	16,290
Other	24,537	14,859

Total Assets	$869,611	$576,841

Liabilities
Mortgage debt	$560,897	$327,629
Other liabilities
Accrued operating expenses and property taxes	15,171	9,405
Trade, construction and TI payables	20,582	10,426
Other accrued liabilities	11,092	6,215
Other	2,079	1,196
Partners’ equity	259,790	221,970

Total Liabilities and Equity	$869,611	$576,841

Mortgage and Other Debt Maturities

($ 000’s - As at March 31, 2003)
	Amount		Rate

2003	$88,594	[2]	4.23%
2004	103,255		5.58%
2005	114,160		7.00%
2006	2,445		12.97%
2007	19,175		6.76%
Beyond	0		0.00%

Total	$327,629		5.83%

(1)	Represents Trizec’s pro rata share of unconsolidated real estate joint ventures
(2)	Hollywood & Highland Hotel loan maturity extended to April 2005.

Office Portfolio Analysis

First Quarter 2003	(Includes Trizec’s pro rata share of unconsolidated real estate joint ventures)

(As at March 31, 2003)		Geographic Distribution				Occupancy [1]		Avg. In-Place Rent		Market Rent[4]

	No. of	Total Area		Owned Area		Period	Qtr
	Properties	000’s sq. ft.	%	000’s sq. ft.	%	End	Average	Net[2]	Gross[3]	Gross

Core Markets
Atlanta	7	4,616	10%	4,616	11%	84.3%	85.9%	$13.60	$20.80	$17.90
Chicago	5	6,154	13%	2,434	6%	94.4%	94.3%	13.90	26.10	27.50
Dallas	5	6,132	13%	5,366	13%	81.0%	82.2%	11.00	19.80	17.50
Houston	6	6,580	14%	6,056	15%	88.5%	88.8%	10.50	19.00	20.40
Los Angeles Area	5	2,810	6%	2,620	6%	87.2%	87.5%	15.30	26.00	26.60
New York Area	7	7,913	16%	6,462	16%	97.7%	97.7%	16.80	28.80	38.60
Washington D.C. Area	18	4,435	9%	4,435	11%	86.2%	88.1%	17.20	25.60	24.90

Total Core Markets	53	38,640	81%	31,989	78%	88.5%	89.3%	$14.00	$23.60	$24.90

Secondary Markets
Charlotte	2	1,368	3%	1,368	3%	95.9%	96.6%	$11.10	$19.40	$21.10
Minneapolis	2	1,102	2%	1,102	3%	67.6%	69.4%	10.90	20.90	16.80
Pittsburgh	1	1,468	3%	1,468	4%	85.1%	84.2%	6.50	19.20	17.40
St. Louis	2	1,378	3%	1,378	3%	82.4%	84.6%	13.60	20.90	18.10
Other	9	3,936	8%	3,936	9%	79.8%	80.2%	12.00	19.40	18.00

Total Secondary Markets	16	9,252	19%	9,252	22%	81.9%	82.6%	$11.10	$19.70	$18.20

Total Office Properties	69	47,892	100%	41,241	100%	87.0%	87.8%	$13.40	$22.80	$23.40

(1)	Occupancy excludes Sears Tower. Weighted on owned area.

(2)	Based on Trizec’s owned / occupied area. Represents average current in-place base rents less tenant base years. Excludes straight-line rent.

(3)	Based on Trizec’s owned / occupied area. Represents average current in-place base rents, including expense reimbursements. Excludes straight-line rent.

(4)	Based on Trizec’s owned area. Reflects management’s estimate of current market rent for similar quality space.

Office Portfolio Analysis

First Quarter 2003	(Includes Trizec’s pro rata share of unconsolidated real estate joint ventures)

Office Portfolio Leasing Activity

(Three Months Ended March 31, 2003)
000’s sq. ft.

	Owned Area	Total Area

New Leases	422	432
Renewals	720	724
Expiries	(2,016)	(2,026)

Net	(874)	(870)

Weighted-Avg. Term on new/renewal leasing (Yrs.)	4.5	4.5

Avg. Rental Rate on new/renewal leasing [1,2]	$20.29	$20.53
Avg. Rental Rate on expiring leases[1,2]	21.48	21.61

Rental Uplift on new leases[1,2]	$(1.19)	$(1.08)

	-5.5%	-5.0%

(1)	Commencing Q1-03, these rates now represent gross rental rates.

(2)	Excludes straight-line rent.

	3-Months Ended
	31-Mar-03

	Consolidated	Unconsolidated	Total

Capital Expenditures[3]:
Recurring	$1,842	$382	$2,224
Non-Recurring	402	—	402

Total	$2,244	$382	$2,626

Capital Expenditures Per Sq. Ft. Owned:
Recurring	$0.04	$0.01	$0.05
Non-Recurring	0.01	—	0.01

Total	$0.05	$0.01	$0.06

Tenant Installation Costs[3]:
Non-incremental revenue generating	$9,958	$324	$10,282
Incremental revenue generating
Space vacant > 12 months	1,960	—	1,960
Acquisitions and Developments	—	—	—

Total	$11,918	$324	$12,242

Tenant Installation Costs Per Sq. Ft. Leased:
Non-incremental revenue generating	$9.99	$27.00	$10.19
Incremental revenue generating	15.08	—	14.74

Total	$10.57	$21.60	$10.72

(3)	Based on owned area and office leasing activity at Trizec’s share. Retail Capital Expenditures and Tenant Installation Costs for the quarter ended March 31, 2003 totaled $3.3 million.

Office Portfolio Analysis

First Quarter 2003

Scheduled Annual Expirations[1]

(As at March 31, 2003)

Core Markets		2003	2004	2005	2006	2007	2008	2009	2010	2011	2012

Atlanta	sq. ft. 000’s	313	475	575	582	552	381	113	163	406	205
	% of owned area	6.8%	10.3%	12.5%	12.6%	12.0%	8.2%	2.4%	3.5%	8.8%	4.5%
	Rate per sq. ft.	$19.05	$20.27	$20.50	$23.42	$21.54	$20.17	$20.34	$24.04	$30.59	$33.88

Chicago	sq. ft. 000’s	75	233	117	301	205	151	30	418	482	119
	% of owned area	3.1%	9.6%	4.8%	12.4%	8.4%	6.2%	1.2%	17.2%	19.8%	4.9%
	Rate per sq. ft.	27.06	24.00	27.92	22.88	26.28	24.44	27.71	34.55	33.08	33.22

Dallas	sq. ft. 000’s	407	416	511	385	953	238	166	386	101	126
	% of owned area	7.6%	7.7%	9.5%	7.2%	17.8%	4.4%	3.1%	7.2%	1.9%	2.4%
	Rate per sq. ft.	18.56	19.80	21.02	20.01	19.42	20.75	24.14	25.32	25.75	21.07

Houston	sq. ft. 000’s	1,152	665	231	295	413	647	189	884	377	238
	% of owned area	19.0%	11.0%	3.8%	4.9%	6.8%	10.7%	3.1%	14.6%	6.2%	3.9%
	Rate per sq. ft.	16.55	18.87	21.79	21.09	23.78	22.07	23.99	19.33	22.81	28.12

Los Angeles Area	sq. ft. 000’s	253	240	260	318	154	118	51	21	169	221
	% of owned area	9.7%	9.1%	9.9%	12.1%	5.9%	4.5%	1.9%	0.8%	6.4%	8.4%
	Rate per sq. ft.	27.80	27.27	27.84	23.57	27.21	31.76	27.74	32.31	23.33	30.37

New York Area	sq. ft. 000’s	392	820	428	211	357	305	626	695	153	199
	% of owned area	6.1%	12.7%	6.6%	3.3%	5.5%	4.7%	9.7%	10.8%	2.4%	3.1%
	Rate per sq. ft.	25.47	29.85	31.86	38.19	29.54	32.55	34.01	30.22	49.14	45.03

Washington D.C. Area	sq. ft. 000’s	376	353	683	263	696	371	330	359	103	173
	% of owned area	8.5%	8.0%	15.4%	5.9%	15.7%	8.4%	7.5%	8.1%	2.3%	3.9%
	Rate per sq. ft.	26.13	24.64	24.55	33.28	30.98	34.20	29.27	20.66	42.18	23.72

Total Core Markets	sq. ft. 000’s	2,970	3,201	2,804	2,354	3,329	2,212	1,505	2,926	1,792	1,282
	% of owned area	9.3%	10.0%	8.8%	7.4%	10.4%	6.9%	4.7%	9.1%	5.6%	4.0%
	Rate per sq. ft.	$20.71	$23.65	$24.41	$24.95	$24.60	$25.76	$29.26	$25.40	$30.92	$31.24

Secondary Markets

Charlotte	sq. ft. 000’s	29	75	219	197	48	137	505	5	10	0
	% of owned area	2.1%	5.4%	16.0%	14.4%	3.5%	10.0%	36.9%	0.4%	0.8%	0.0%
	Rate per sq. ft.	$24.66	$23.11	$26.57	$23.91	$15.59	$22.54	$12.63	$27.01	$29.43	$—

Minneapolis	sq. ft. 000’s	116	138	66	57	125	84	23	1	18	0
	% of owned area	10.5%	12.5%	6.0%	5.2%	11.3%	7.6%	2.1%	0.1%	1.6%	0.0%
	Rate per sq. ft.	16.85	17.05	27.62	20.79	21.58	21.59	32.69	19.71	28.14	—

Pittsburgh	sq. ft. 000’s	149	141	124	121	117	108	214	51	109	8
	% of owned area	10.2%	9.6%	8.4%	8.2%	8.0%	7.4%	14.6%	3.5%	7.4%	0.5%
	Rate per sq. ft.	19.46	19.95	19.49	20.67	20.89	20.63	18.16	21.78	18.36	18.68

St. Louis	sq. ft. 000’s	68	77	236	55	234	127	4	136	36	0
	% of owned area	4.9%	5.6%	17.1%	4.0%	17.0%	9.2%	0.3%	9.8%	2.6%	0.0%
	Rate per sq. ft.	18.81	21.01	18.32	17.37	27.94	23.00	27.70	24.84	25.64	—

Other	sq. ft. 000’s	709	352	351	415	787	200	151	22	0	37
	% of owned area	18.0%	8.9%	8.9%	10.5%	20.0%	5.1%	3.8%	0.6%	0.0%	0.9%
	Rate per sq. ft.	17.16	18.13	22.15	20.00	21.78	25.10	19.75	19.42	—	16.21

Total Secondary Markets	sq. ft. 000’s	1,071	783	996	844	1,311	656	896	214	173	45
	% of owned area	11.6%	8.5%	10.8%	9.1%	14.2%	7.1%	9.7%	2.3%	1.9%	0.5%
	Rate per sq. ft.	$17.75	$19.03	$22.25	$20.90	$22.56	$22.98	$15.73	$23.58	$21.56	$16.63

Total — Owned Area	sq. ft. 000’s	4,041	3,984	3,800	3,199	4,640	2,868	2,402	3,141	1,965	1,327
	% of owned area	9.8%	9.7%	9.2%	7.8%	11.3%	7.0%	5.8%	7.6%	4.8%	3.2%
	Rate per sq. ft.	$19.92	$22.74	$23.84	$23.88	$24.02	$25.13	$24.21	$25.28	$30.09	$30.75

Total Area[2]	sq. ft. 000’s	4,702	4,306	3,930	3,319	4,776	2,970	2,588	3,419	2,077	1,588
	% of total area	10.6%	9.7%	8.9%	7.5%	10.8%	6.7%	5.9%	7.7%	4.7%	3.6%
	Rate per sq. ft.	$19.89	$23.19	$24.29	$24.33	$24.07	$25.69	$24.97	$26.08	$30.23	$32.28

(1)	Expiring rental rates represent base rents at time of expiry plus current expense reimbursements and exclude straight-line rent.
(2)	Expiring percentages based on total area excluding Sears Tower.

Office Portfolio Analysis

First Quarter 2003	(Includes Trizec’s pro rata share of unconsolidated real estate joint ventures)

Scheduled Quarterly Expirations[1]

(As at March 31, 2003)
Core Markets		Q2-03	Q3-03	Q4-03	2003	Q1-04	Q2-04	Q3-04	Q4-04	2004

Atlanta	sq. ft. 000’s	82	174	57	313	84	104	80	207	475
	% of owned area	1.8%	3.8%	1.2%	6.8%	1.8%	2.3%	1.7%	4.5%	10.3%
	Rate per sq. ft.	$17.58	$19.41	$20.07	$19.05	$18.83	$20.31	$20.66	$20.68	$20.27

Chicago	sq. ft. 000’s	5	22	48	75	26	121	24	62	233
	% of owned area	0.2%	0.9%	2.0%	3.1%	1.1%	5.0%	1.0%	2.5%	9.6%
	Rate per sq. ft.	27.21	24.09	28.39	27.06	20.26	23.13	29.91	24.93	24.00

Dallas	sq. ft. 000’s	111	97	199	407	29	61	224	102	416
	% of owned area	2.1%	1.8%	3.7%	7.6%	0.5%	1.1%	4.2%	1.9%	7.7%
	Rate per sq. ft.	19.66	22.99	15.79	18.56	19.36	24.85	19.76	17.00	19.80

Houston	sq. ft. 000’s	117	932	103	1,152	228	111	155	171	665
	% of owned area	1.9%	15.4%	1.7%	19.0%	3.8%	1.8%	2.6%	2.8%	11.0%
	Rate per sq. ft.	21.56	15.81	17.47	16.55	18.94	19.64	18.04	19.03	18.87

Los Angeles Area	sq. ft. 000’s	65	125	63	253	83	30	91	37	240
	% of owned area	2.5%	4.8%	2.4%	9.7%	3.2%	1.1%	3.5%	1.4%	9.1%
	Rate per sq. ft.	21.30	32.76	24.69	27.80	26.95	27.46	27.47	27.33	27.27

New York Area	sq. ft. 000’s	263	81	48	392	89	35	137	559	820
	% of owned area	4.1%	1.3%	0.7%	6.1%	1.4%	0.5%	2.1%	8.7%	12.7%
	Rate per sq. ft.	24.34	26.61	29.72	25.47	40.78	31.63	32.43	27.36	29.85

Washington D.C. Area	sq. ft. 000’s	156	183	37	376	70	116	154	13	353
	% of owned area	3.5%	4.1%	0.8%	8.5%	1.6%	2.6%	3.5%	0.3%	8.0%
	Rate per sq. ft.	25.74	25.26	31.98	26.13	30.53	27.77	17.81	45.35	24.64

Total Core Markets	sq. ft. 000’s	800	1,613	557	2,970	608	577	865	1,151	3,201
	% of owned area	2.5%	5.0%	1.7%	9.3%	1.9%	1.8%	2.7%	3.6%	10.0%
	Rate per sq. ft.	$22.64	$19.67	$20.94	$20.71	$24.62	$23.80	$22.28	$24.08	$23.65

Secondary Markets

Charlotte	sq. ft. 000’s	3	0	26	29	64	7	0	3	75
	% of owned area	0.2%	0.0%	1.9%	2.1%	4.7%	0.5%	0.0%	0.2%	5.4%
	Rate per sq. ft.	22.90	—	24.88	24.66	22.24	26.98	—	32.13	23.11

Minneapolis	sq. ft. 000’s	7	1	108	116	2	5	123	9	138
	% of owned area	0.6%	0.1%	9.8%	10.5%	0.2%	0.4%	11.1%	0.8%	12.5%
	Rate per sq. ft.	28.39	31.23	15.97	16.85	36.73	17.81	16.53	20.01	17.05

Pittsburgh	sq. ft. 000’s	62	56	31	149	56	58	0	27	141
	% of owned area	4.3%	3.8%	2.1%	10.2%	3.8%	3.9%	0.0%	1.9%	9.6%
	Rate per sq. ft.	20.34	18.31	19.78	19.46	18.94	20.83	21.02	20.12	19.95

St. Louis	sq. ft. 000’s	36	23	9	68	6	17	0	54	77
	% of owned area	2.6%	1.6%	0.6%	4.9%	0.4%	1.3%	0.0%	3.9%	5.6%
	Rate per sq. ft.	19.75	17.93	17.21	18.81	23.86	19.37	—	21.22	21.01

Other	sq. ft. 000’s	92	420	198	709	190	50	43	69	352
	% of owned area	2.3%	10.7%	5.0%	18.0%	4.8%	1.3%	1.1%	1.8%	8.9%
	Rate per sq. ft.	24.93	14.85	18.48	17.16	16.15	19.07	23.94	19.30	18.13

Total Secondary Markets	sq. ft. 000’s	200	500	371	1,071	318	136	166	162	783
	% of owned area	2.2%	5.4%	4.0%	11.6%	3.4%	1.5%	1.8%	1.8%	8.5%
	Rate per sq. ft.	$22.64	$15.42	$18.27	$17.75	$18.13	$20.21	$18.46	$20.37	$19.03

Total — Owned Area	sq. ft. 000’s	1,000	2,113	928	4,041	926	713	1,031	1,314	3,984
	% of owned area	2.4%	5.1%	2.2%	9.8%	2.2%	1.7%	2.5%	3.2%	9.7%
	Rate per sq. ft.	$22.64	$18.66	$19.87	$19.92	$22.39	$23.12	$21.67	$23.62	$22.74

Total Area[2]	sq. ft. 000’s	1,279	2,466	957	4,702	975	762	1,243	1,326	4,306
	% of total area	2.9%	5.6%	2.2%	10.6%	2.2%	1.7%	2.8%	3.0%	9.7%
	Rate per sq. ft.	$22.90	$18.25	$20.09	$19.89	$23.70	$23.51	$22.04	$23.71	$23.19

(1)	Expiring rental rates represent base rents at time of expiry plus current expense reimbursements and exclude straight-line rent.

(2)	Expiring percentages based on total area excluding Sears Tower.

Office Portfolio Analysis

First Quarter 2003	(Includes Trizec’s pro rata share of unconsolidated real estate joint ventures)

Market Distribution1

	Three Months Ended	Twelve Months Ended
	31-Mar-03	31-Dec-02

Core Markets:
Atlanta	9%	9%
Chicago	7%	7%
Dallas	7%	8%
Houston	12%	13%
Los Angeles Area	7%	6%
New York Area	22%	22%
Washington D.C. Area	14%	15%

	78%	80%

Secondary Markets:
Charlotte	3%	3%
Minneapolis	1%	2%
Pittsburgh	2%	2%
St. Louis	3%	3%
Other	13%	10%

	22%	20%

Total	100%	100%

(1)	Based on property revenues less property expenses.

Top 10 Assets

(As at March 31, 2003)

			% of Net
		% owned area	Rent[1]

Allen Center	Houston, TX	8%	9%
One New York Plaza	New York, NY	6%	8%
Newport Tower	Jersey City, NJ	3%	4%
The Grace Building (50%)	New York, NY	2%	4%
1411 Broadway (50%)	New York, NY	1%	3%
110 William Street	New York, NY	2%	3%
Ernst & Young Plaza	Los Angeles, CA	3%	3%
Galleria Towers	Dallas, TX	3%	3%
Continental Center I	Houston, TX	3%	3%
Renaissance Tower	Dallas, TX	4%	2%

(1)	Based on property revenues excluding termination fees less property expenses.

Office Portfolio Analysis

First Quarter 2003	(Includes Trizec’s pro rata share of unconsolidated real estate joint ventures)

Tenant Mix by Industry

(As at March 31, 2003)

Industry	of owned area

Banking/Securities Brokers	15%
Legal Services	10%
Computers/Communications	8%
Misc. Business Services	7%
Insurance/Non Bank Financial	6%
Oil and Gas	6%
Wholesalers/Retailers	5%
Government	4%
Engineering and Architectural	4%
Transportation	3%

Number of tenants:	2,500
Average remaining lease term (years):	5.2

Top 20 Tenants

(As at March 31, 2003)

		% of Gross
Tenant	% owned area	Rent[1]

Prudential Securities	3.5%	4.0%
GSA	1.9%	2.1%
Goldman Sachs	1.4%	2.1%
Bank of America	2.1%	1.9%
Continental Airlines	1.9%	1.7%
Ernst & Young	0.8%	1.4%
Fried, Frank, Harris	0.8%	1.3%
Bank One	1.0%	1.2%
Devon Energy	0.8%	1.1%
Kellogg, Brown and Root	1.4%	1.0%
Jones Apparel Group	0.4%	0.8%
Shell Oil Company	0.7%	0.8%
Allstate Insurance	0.6%	0.8%
Bryan Cave LLP	0.5%	0.8%
America Online	0.4%	0.8%
Wells Fargo	0.9%	0.7%
Invesco	0.6%	0.7%
NYC Economic Development	0.5%	0.7%
Merrill Lynch	0.5%	0.7%
Amerada Hess	0.8%	0.6%

(1)	Represents current in-place base rents, including expense reimbursements. Excludes straight-line rent.

Lease Stratification

	Occupied		No. of
Lease Size (sq. ft.)	Area[1]	%	Leases[2]	%

0-2,500	1,376,000	3.6%	1,308	42.0%
2,501-5,000	2,120,000	5.5%	585	18.8%
5,001-10,000	3,237,000	8.4%	462	14.8%
10,001-25,000	6,842,000	17.8%	447	14.3%
25,001-50,000	6,062,000	15.7%	176	5.7%
50,001-100,000	4,581,000	11.9%	66	2.1%
100,001 +	14,314,000	37.1%	71	2.3%

Total	38,531,000	100.0%	3,115	100.0%

(1)	Based on total area excluding Sears Tower

(2)	Represents number of leases in each lease size category, not number of tenants as some tenants operate under multiple leases.

Property Listing

First Quarter 2003

Property Listing

(As at March 31, 2003)

		Total area	Owned area
Name (Ownership) [1]	Location	(sq.ft.)	(sq.ft.)	Occupancy[2]

Atlanta
Interstate North Parkway	Atlanta, GA	955,000	955,000	92.2%
Colony Square	Atlanta, GA	837,000	837,000	81.0%
The Palisades	Atlanta, GA	627,000	627,000	80.8%
Newmarket Business Park	Atlanta, GA	617,000	617,000	89.7%
One Alliance Center	Atlanta, GA	558,000	558,000	85.3%
Lakeside Centre	Atlanta, GA	518,000	518,000	62.7%
Midtown Plaza	Atlanta, GA	504,000	504,000	93.2%

Total – Atlanta	(7 properties)	4,616,000	4,616,000	84.3%

Chicago
Sears Tower[3]	Chicago, IL	3,720,000	—	89.2%
Two North LaSalle	Chicago, IL	692,000	692,000	94.4%
10 South Riverside	Chicago, IL	685,000	685,000	90.8%
120 South Riverside	Chicago, IL	685,000	685,000	97.3%
550 West Washington	Chicago, IL	372,000	372,000	95.5%

Total – Chicago	(5 properties)	6,154,000	2,434,000	94.4%

Dallas
Renaissance Tower	Dallas, TX	1,739,000	1,739,000	81.8%
Bank One Center (50%)	Dallas, TX	1,531,000	765,000	85.9%
Galleria Towers I, II and III	Dallas, TX	1,418,000	1,418,000	82.3%
Plaza of the Americas	Dallas, TX	1,176,000	1,176,000	73.9%
Park Central I & II	Dallas, TX	268,000	268,000	85.7%

Total – Dallas	(5 properties)	6,132,000	5,366,000	81.0%

Houston
Allen Center	Houston, TX	3,184,000	3,184,000	87.2%
Cullen Center
Continental Center I	Houston, TX	1,110,000	1,110,000	91.8%
Continental Center II	Houston, TX	449,000	449,000	88.0%
Kellogg Brown & Root Tower (50%)	Houston, TX	1,048,000	524,000	93.8%
500 Jefferson	Houston, TX	390,000	390,000	75.1%
3700 Bay Area Blvd	Houston, TX	399,000	399,000	97.2%

Total – Houston	(6 properties)	6,580,000	6,056,000	88.6%

Los Angeles Area
Ernst & Young Plaza	Los Angeles, CA	1,245,000	1,245,000	87.4%
Marina Towers (50%)	Los Angeles, CA	381,000	191,000	85.5%
9800 La Cienega	Los Angeles, CA	358,000	358,000	85.9%
Landmark Square	Long Beach, CA	443,000	443,000	90.7%
Shoreline Square	Long Beach, CA	383,000	383,000	84.7%

Total – Los Angeles Area	(5 properties)	2,810,000	2,620,000	87.2%

New York Area
One New York Plaza	New York, NY	2,458,000	2,458,000	99.7%
The Grace Building (50%)	New York, NY	1,518,000	758,000	99.7%
1411 Broadway (50%)	New York, NY	1,151,000	574,000	98.8%
110 William Street	New York, NY	868,000	868,000	99.3%
1065 Ave. of the Americas (99%)	New York, NY	665,000	659,000	85.5%
1460 Broadway (50%)	New York, NY	215,000	107,000	100.0%
Newport Tower	Jersey City, NJ	1,038,000	1,038,000	97.0%

Total – New York Area	(7 properties)	7,913,000	6,462,000	97.7%

Washington, D.C. Area
2000 L Street, N.W	Washington, D.C	383,000	383,000	96.6%
Watergate Office Building	Washington, D.C	261,000	261,000	94.7%
1225 Connecticut, N.W	Washington, D.C	217,000	217,000	99.4%
1400 K Street, N.W	Washington, D.C	189,000	189,000	47.0%
1250 Connecticut, N.W	Washington, D.C	172,000	172,000	93.7%
1250 23rd Street, N.W	Washington, D.C	116,000	116,000	100.0%
2401 Pennsylvania	Washington, D.C	77,000	77,000	81.3%

Washington, D.C	(7 properties)	1,415,000	1,415,000	89.1%

Bethesda Crescent	Bethesda, MD	269,000	269,000	89.9%
Twinbrook Metro Plaza	Rockville, MD	165,000	165,000	99.7%
Silver Spring Metro Plaza	Silver Spring, MD	688,000	688,000	78.3%
Silver Spring Centre	Silver Spring, MD	216,000	216,000	98.8%

Suburban Maryland	(4 properties)	1,338,000	1,338,000	86.6%

Beaumeade Corporate Park	Ashburn, VA	460,000	460,000	95.9%
Two Ballston Plaza	Arlington, VA	223,000	223,000	91.0%
1550 Wilson Boulevard	Arlington, VA	134,000	134,000	98.8%
1560 Wilson Boulevard	Arlington, VA	128,000	128,000	98.3%
Reston Unisys	Reston, VA	238,000	238,000	100.0%
One Reston Crescent	Reston, VA	184,000	184,000	0.0%
Sunrise Tech Park	Reston, VA	315,000	315,000	83.7%

Northern Virginia	(7 properties)	1,682,000	1,682,000	83.5%

Total – Washington, D.C. Area	(18 properties)	4,435,000	4,435,000	86.2%

Property Listing

First Quarter 2003

Property Listing

(As at March 31, 2003)

		Total area	Owned area
Name (Ownership) [1]	Location	(sq. ft.)	(sq. ft.)	Occupancy[2]

Charlotte
Bank of America Plaza	Charlotte, NC	891,000	891,000	99.8%
First Citizens Plaza	Charlotte, NC	477,000	477,000	88.4%

Total – Charlotte	(2 properties)	1,368,000	1,368,000	95.9%

Minneapolis
Northstar Center	Minneapolis, MN	813,000	813,000	59.9%
Minnesota Center	Minneapolis, MN	289,000	289,000	89.0%

Total – Minneapolis	(2 properties)	1,102,000	1,102,000	67.6%

Pittsburgh
Gateway Center	Pittsburgh, PA	1,468,000	1,468,000	85.1%

St. Louis
Metropolitan Square	St. Louis, MO	1,041,000	1,041,000	83.0%
St. Louis Place	St. Louis, MO	337,000	337,000	80.5%

Total – St. Louis	(2 properties)	1,378,000	1,378,000	82.4%

Other
250 West Pratt Street	Baltimore, MD	368,000	368,000	86.3%
Bank of America Plaza	Columbia, SC	303,000	303,000	93.0%
1441 Main Street	Columbia, SC	274,000	274,000	94.2%
1333 Main Street	Columbia, SC	225,000	225,000	81.5%
Borden Building	Columbus, OH	569,000	569,000	68.5%
Clark Tower	Memphis, TN	650,000	650,000	82.5%
Capital Center II & III	Sacramento, CA	529,000	529,000	68.2%
Williams Center I & II	Tulsa, OK	770,000	770,000	77.3%
Esperante Office Building	West Palm Beach, FL	248,000	248,000	88.0%

Total – Other	(9 properties)	3,936,000	3,936,000	79.8%

Total – Office Properties	(69 properties)	47,892,000	41,241,000	87.0%

Other Properties
151 Front Street West	Toronto, ON	272,000	272,000	76.4%

Retail/Entertainment
Desert Passage	Las Vegas, NV	475,000	475,000	74.7%
Hollywood & Highland
Retail	Los Angeles, CA	645,000	645,000	79.7%
Hotel (91.5%)	Los Angeles, CA	600,000	546,000	n/a

		1,245,000	1,191,000

Notes:
(1)	The economic interest of Trizec’s owning entity is 100% unless otherwise noted.

(2)	Occupancy as shown is weighted on owned area and excludes Sears Tower.

(3)	Trizec owns a subordinated mortgage and is the residual beneficiary of the trust that owns the property. In addition, Trizec has responsibility for property management and leasing services. Accordingly, the property is excluded from operating statistics other than aggregate square footage calculations.

Mortgage Debt and Other Loans

First Quarter 2003	(Excluding Trizec’s pro rata share of unconsolidated real estate joint ventures)

Mortgage and Other Debt                 (As at March 31, 2003)

	Weighted average	Weighted average	Outstanding
	term to maturity	interest rates	balance

			($000's)
Collateralized Property Loans
At fixed rates	4.8 yrs	6.74%	$2,122,374
At variable rates (subject to interest rate caps)	1.3 yrs	4.03%	120,000
At variable rates	2.6 yrs	2.60%	865,279

Total	4.0 yrs	5.48%	$3,107,653

Other Loans
At fixed rates	27.7 yrs	5.35%	$70,836
At variable rates	1.3 yrs	4.25%	818

Total	27.4 yrs	5.34%	$71,654

Total	4.6 yrs	5.48%	$3,179,307

Credit Facilities (As at March 31, 2003) ($ 000’s)	(Included in above balances)

	Available	Drawn	Undrawn

Operating facilities	$320,000	$25,000	$295,000

Mortgage and Other Debt Maturities	(As at March 31, 2003)

($ 000's)	2003	2004	2005	2006	2007	Beyond	Total

Properties held for the long term
Office	$129,117	506,022	69,895	723,304	91,410	1,238,997	$2,758,745
Retail	601	145,622	178,785	8,349	542	44,818	378,717

	129,718	651,644	248,680	731,653	91,952	1,283,815	3,137,462
Properties held for disposition
Office	671	865	40,309	—	—	—	$41,845
Retail	—	—	—	—	—	—	—

	671	865	40,309	—	—	—	41,845
Total maturities	130,389	652,509	288,989	731,653	91,952	1,283,815	$3,179,307

Weighted average rates:
Office	4.74%	6.19%	6.27%	4.83%	6.57%	6.02%	5.71%

Total	4.60%	5.56%	4.53%	4.92%	6.54%	5.98%	5.48%

Fixed vs Variable Rate Debt1

(As at March 31, 2003)

(1)	In Q1-03, Trizec entered into two forward interest rate hedging contracts, to fix $500 million of variable rate debt into fixed, at an average rate of 2.61% effective July 2003.

Secured vs Unsecured Debt

(As at March 31, 2003)

Financial Ratios

(a) Interest Coverage	2.5	x
(b) Fixed Charge Coverage	2.0	x
(c) Debt to Total Book Capitalization	63%

(a) Income before income taxes, minority interests, income from unconsolidated real estate joint ventures, recovery on insurance claim, discontinued operations and gain on disposition of real estate plus loss on early debt retirement, depreciation and amortization and interest expense; divided by interest expense.

(b) Same as (a) except denominator includes regular debt amortizations and special dividends.

(c) Mortgage debt and other loans divided by mortgage debt and other loans plus shareholders’ equity.

Mortgage Debt and Other Loans

First Quarter 2003

		Maturity	Current	Principal	Term to
Property/(ownership)[1]	F/V [2]	Date	Rate	Balance	Maturity

(As at March 31, 2003)				($ 000's)	(Years)
CMBS Transaction
Class A-1 FL	V	15-Apr-06	1.57%	249,201	3.0
Class A-2	F	15-May-11	6.09%	74,900	8.1
Class A-3 FL	V	15-Mar-08	1.66%	236,700	5.0
Class A-3	F	15-Mar-08	6.21%	78,900	5.0
Class A-4	F	15-May-11	6.53%	240,600	8.1
Class B-1 FL	V	15-Apr-06	1.71%	46,519	3.0
Class B-3 FL	V	15-Mar-08	1.81%	43,500	5.0
Class B-3	F	15-Mar-08	6.36%	14,500	5.0
Class B-4	F	15-May-11	6.72%	47,000	8.1
Class C-3	F	15-Mar-08	6.52%	101,400	5.0
Class C-4	F	15-May-11	6.89%	45,600	8.1
Class D-3	F	15-Mar-08	6.94%	106,100	5.0
Class D-4	F	15-May-11	7.28%	40,700	8.1
Class E-3	F	15-Mar-08	7.25%	73,300	5.0
Class E-4	F	15-May-11	7.60%	32,300	8.1

	Pre-swap:		4.65%	1,431,220	5.6
	Post-swap[3]:		5.10%	1,431,220	5.6
Renaissance Tower	F	Jan-10	4.98%	92,000	6.8
Galleria Towers I, II and III	F	May-04	6.79%	135,265	1.1
Ernst & Young Plaza	V	Jun-04	4.03%	120,000	1.2
One New York Plaza	F	May-06	7.27%	237,041	3.1
1065 Ave. of the Americas (99%)	F	Dec-04	7.18%	37,166	1.7
Newport Tower	F	Nov-04	7.09%	105,010	1.6
2000 L Street, N.W.	F	Aug-07	6.26%	56,100	4.3
Watergate Office Building	F	Feb-07	8.02%	18,257	3.9
1400 K Street, N.W.	F	May-06	7.20%	21,873	3.1
Bethesda Crescent	F	Jan-08	7.10%	33,371	4.8
Bethesda Crescent	F	Jan-08	6.70%	2,765	4.8
Twinbrook Metro Plaza	F	Sep-08	6.65%	16,842	5.4
Two Ballston Plaza	F	Jun-08	6.91%	26,989	5.2
Sunrise Tech Park	F	Jan-06	6.75%	23,430	2.8
Bank of America Plaza (Charlotte)	F	Feb-04	7.43%	65,995	0.8
Gateway Center	F	Sep-10	8.50%	41,104	7.4
Metropolitan Square	F	Jan-08	7.05%	86,782	4.8
250 West Pratt Street	F	Apr-05	6.77%	29,333	2.0
Bank of America Plaza (Columbia)	F	Mar-05	6.90%	20,625	1.9
Esperante Office Building	F	Mar-05	6.52%	23,408	1.9
Franklin Garage	F	May-03	6.85%	26,380	0.1
One Alliance Center	V	Oct-03	3.33%	55,107	0.5
Inner Belt Drive	V	Oct-03	4.25%	17,896	0.6
151 Front Street West	V	Jul-05	4.24%	18,437	2.3
Revolving Credit Facility	V	Dec-04	4.75%	25,000	1.7
Other – Fixed	F		4.76%	32,375	5.0
Other – Variable	V		4.25%	818	1.3

Consolidated Office Mortgage and Other Debt			5.71%	2,800,590	4.3

Desert Passage	V	May-05	3.45%	178,011	2.2
Desert Passage	F	Nov-69	12.00%	16,667	66.7
Hollywood & Highland – Retail	V	May-04	3.38%	144,909	1.1
Hollywood & Highland – Other	F	Nov-06	13.59%	8,569	3.6
Hollywood & Highland – Other	F	Apr-29	0.00%	30,561	26.0

Consolidated Retail Mortgage and Other Debt			3.75%	378,717	6.6

Total Consolidated Debt			5.48%	3,179,307	4.6

Bank One Center (50%)	V	Dec-04	5.58%	66,127	1.7
Marina Towers (50%)	F	Aug-07	7.92%	15,513	4.3
The Grace Building (50%)	F	Mar-05	7.50%	55,159	2.0
The Grace Building (50%)	V	Mar-04	4.80%	10,569	1.0
World Apparel Center (50%)	F	Mar-05	7.50%	50,916	2.0
World Apparel Center (50%)	V	Mar-04	4.80%	9,756	1.0
1460 Broadway (50%)	V	May-05	2.88%	12,475	2.2
Waterview (80%)	V	Sep-04	6.25%	14,861	1.5
Hollywood & Highland – Hotel (91.5%)[4]	V	Apr-03	4.13%	85,320	0.0
Hollywood & Highland – Hotel (91.5%)	F	Apr-07	3.00%	4,573	4.0
Hollywood & Highland – Hotel (91.5%)	F	Nov-06	13.59%	2,361	3.6

Unconsolidated Real Estate JV Mortgage Debt			5.83%	327,629	1.5

Total Mortgage and Other Debt:
	Current	Principal	Term to
	Rate[4]	Balance	Maturity

		($ 000's)	(Years)
Office	5.77%	3,035,965	4.1
Retail	3.86%	470,971	5.3

	5.51%	3,506,936	4.3

Including Trizec’s pro rata share of unconsolidated real estate joint ventures

(1)	The economic interest of Trizec’s owning entity in the associated asset is 100% unless otherwise noted.

(2)	“F” refers to fixed rate debt, “V” refers to variable rate debt

(3)	Reflects $150 million of the 7 year floating rate tranche of the CMBS loan has been swapped from one-month LIBOR to 6.01% fixed rate.

(4)	The maturity date on this loan has been extended to April 2005 and balance was paid down by $14 million.

2003 Acquisition / Disposition Summary

First Quarter 2003

Dispositions

				Gross	Property	Sale	Closing
Property	Location	Total Area	Owned Area	Proceeds	Debt	Proceeds	Date

		(sq. ft.)	(sq. ft.)	($ mil.)	($ mil.)	($ mil.)
Paseo Colorado	Pasadena, CA	565,000	410,000	$113.5	(75.2)	$38.3	15-Jan-03
Goddard Corporate Park	Lanham, MD	203,000	203,000	18.3	(14.8)	3.5	25-Feb-03
New Center One[1] (67%)	Detroit, MI	496,000	331,000	7.5	(12.4)	(4.9)	25-Feb-03
Rosslyn Gateway	Arlington, VA	253,000	253,000	54.5	(19.3)	35.2	14-Mar-03

Total		1,517,000	1,197,000	$193.8	($121.7)	$72.1

(1)	Joint venture sale proceeds and termination fees totaled $17.3 million.

Discontinued Operations2

	Three Months Ended

($ 000’s)	31-Mar-03	31-Mar-02

Property revenues	$5,525	$6,827
Property expenses	(1,541)	(2,634)

Property revenues less property expenses	$3,984	$4,193

(2)	Includes the following properties: Esperante Office Bldg., Plaza West, McKinney Place, Warner Center, Rosslyn Gateway, Goddard Corporate Park

Appendix A

($ 000’s, except per share amounts)

FFO Definition and Reconciliation

Funds from operations, as defined by the National Association of Real Estate Investment Trusts, or NAREIT, is an appropriate measure of performance for an equity REIT. The White Paper on Funds from Operations approved by NAREIT in April 2002 defines funds from operations as net income (loss), computed in accordance with GAAP, excluding gains (or losses) from debt restructuring and sales of properties, plus real estate related depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures. The Company computes funds from operations as net income available to common shareholders adjusted for sale of properties, real estate related depreciation and amortization, (gain) loss on early debt retirement, minority interest and recovery on insurance claim. In addition, the Company eliminates the effects of provision for loss on real estate and provision for and loss on investments because they are not representative of our real estate operations. The Company believes that funds from operations is helpful to investors as a measure of the performance of an equity REIT because, along with cash flow from operating activities, investing activities and financing activities, it provides investors with an indication of the ability of a company to incur and service debt, to make capital expenditures and to fund other cash needs. The Company’s computation of funds from operations may not be comparable to funds from operations reported by other REITs that do not define the term in accordance with the current NAREIT definition or that interpret the current NAREIT definition differently from the way the Company interprets it. Funds from operations does not represent cash generated from operating activities in accordance with GAAP, nor does it represent cash available to pay distributions and should not be considered as an alternative to net income, determined in accordance with GAAP, as an indication of the Company’s financial performance or to cash flows from operating activities, determined in accordance with GAAP, as a measure of the Company’s liquidity, nor is it indicative of funds available to fund the Company’s cash needs, including the Company’s ability to make cash distributions.

The following table reflects the calculation of funds from operations for the three months ended March 31, 2003 and 2002:

	Three Months Ended
FFO Reconciliation	31-Mar-03	31-Mar-02

Net income available to common shareholders	$58,103	$45,582
Add/(deduct):
Gain on disposition of real estate	(11,351)	—
Gain on disposition of discontinued real estate	(8,526)	—
Gain on disposition and gain on early debt retirement in an unconsolidated real estate joint venture	(2,981)	—
Depreciation and amortization (real estate related) including share of unconsolidated real estate joint ventures and discontinued operations	50,484	43,260
Loss on early debt retirement	257	—
Minority interest	(241)	36
Recovery on insurance claim	(5,266)	—

Funds from operations available to common shareholders (FFO)	$80,479	$88,878

Weighted average shares outstanding – basic	149,785,046	149,849,246	[1]

FFO per share – basic	$0.54	$0.59

Weighted average shares outstanding – diluted	149,809,100	151,365,979	[1]

FFO per share – diluted	$0.54	$0.59

(1) Based on common stock and common stock equivalents issued on May 8, 2002 in connection with the reorganization to represent periods prior to such date.

Appendix B

First Quarter 2003

Straight-Line Rent Summary

	Three Months Ended

	31-Mar-03	31-Mar-02

Continuing Operations	$8,049	$6,903
Discontinued Operations	36	479
Pro Rata Share of Unconsolidated JV’s	712	608

Total	$8,797	$7,990

Appendix C

First Quarter 2003

Trizec Properties, Inc.
Financial Information

(See the Financial Information included in Exhibit 99.1 to this Form 8-K.)